                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2006
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                     Banc of America Funding 2006-3 Trust
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                     (Exact Name of Issuing Entity as Specified in Charter)

                     Banc of America Funding Corporation
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                     (Exact Name of Depositor as Specified in Charter)

                     Bank of America, National Association
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                     (Exact Name of Sponsor as Specified in Charter)

            New York                   333-121559-21            56-139-0085
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(State or Other Jurisdiction of   (Commission File Number  (I.R.S. Employer
Incorporation of Issuing Entity)  of Issuing Entity)       Identification No. of
                                                           Depositor)

214 North Tryon Street, Charlotte, North Carolina          28255
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(Address of Principal Executive Offices)                   (Zip Code)

Depositor's telephone number, including area code     (704) 386-2400
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                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      Attached as Exhibit 4.1 is the pooling and servicing agreement, dated
March 30, 2006 (the "Pooling and Servicing Agreement"), among Banc of America
Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America
Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-3 (the
"Certificates"), issued on March 30, 2006, including the (i) Class 1-A-1, Class
1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class
4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class
4-A-7, Class 4-A-8, Class 4-A-9, Class 4-A-10, Class 4-A-11, Class 4-A-12, Class
4-A-13, Class 4-A-14, Class 4-A-15, Class 4-A-16, Class 4-A-17, Class 4-A-18,
Class 4-A-19, Class 4-A-20, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4,
Class 5-A-5, Class 5-A-6, Class 5-A-7, Class 5-A-8, Class 5-A-9, Class 6-A-1,
Class X-IO, Class X-PO, Class M, Class B-1, Class B-2 and Class B-3 Certificates
(the "Public Certificates"), having an aggregate initial class balance of
$941,391,425 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the
"Private Certificates"), having an aggregate initial class balance of
$5,206,775.

      The Public Certificates were sold to Banc of America Securities LLC
("BAS") pursuant to an underwriting agreement, dated March 28, 2006 (the
"Underwriting Agreement"), between the Company and BAS. A copy of the
Underwriting Agreement is attached as Exhibit 1.1.

      On March 30, 2006, the Private Certificates consisting of $1,893,000 class certificate balance of Class B-4 Certificates, $1,893,000 class certificate balance of Class B-5 Certificates and $1,420,775 class certificate balance of
Class B-6 Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section
4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

      The mortgage loans underlying the Certificates were either (i) originated by Bank of America, National Association ("BANA") and serviced pursuant to the servicing agreement, dated March 30, 2006 (the "BANA Servicing Agreement"), between the Company and BANA, a copy of which is attached as Exhibit 10.1 or
(ii) acquired by BANA pursuant to various underlying sale and servicing agreements, copies of which are attached as Exhibit 10.2, Exhibit 10.3 and
Exhibit 10.4.

      The mortgage loans underlying the Certificates were purchased by the
Company from BANA pursuant to a mortgage loan purchase agreement, dated March
30, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA.
A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits (executed copies): The following execution copies of
            Exhibits to the Form S-3 Registration Statement of the Registrant
            are hereby filed:

            1.1   Underwriting Agreement, dated March 28, 2006, between Banc of
                  America Funding Corporation and Banc of America Securities LLC
                  (including exhibits).

            4.1   Pooling and Servicing Agreement, dated March 30, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank,
                  N.A. and U.S. Bank National Association (including exhibits).

            4.2   Mortgage Loan Purchase Agreement, dated March 30, 2006,
                  between Banc of America Funding Corporation and Bank of
                  America, National Association (including exhibits).

            10.1  Servicing Agreement, dated March 30, 2006, between Banc of
                  America Funding Corporation and Bank of America, National
                  Association (including exhibits).

            10.2  (A)   Master Seller's Warranties and Servicing Agreement,
                  dated as of January 1, 2003, by and between Bank of America,
                  National Association and Wells Fargo Bank, N.A. (as successor in interest to Wells Fargo Home Mortgage, Inc.).

                  (B)   Master Mortgage Loan Purchase Agreement, dated as of
                  January 1, 2003, by and between Bank of America, National
                  Association and Wells Fargo Bank, N.A. (as successor in
                  interest to Wells Fargo Home Mortgage, Inc.).

                  (C)   Master Seller's Warranties and Servicing Agreement,
                  dated as of March 1, 2005 (as amended and restated on December
                  1, 2005) by and between Bank of America, National Association and Wells Fargo Bank, N.A.

                  (D)   Master Mortgage Loan Purchase Agreement, dated as of
                  March 1, 2005 (as amended and restated on December 1, 2005) by and between Bank of America, National Association and Wells
                  Fargo Bank, N.A.

                  (E)   Amended and Restated Master Seller's Warranties and
                  Servicing Agreement, dated as of December 1, 2005, by and
                  between Bank of America, National Association and Wells Fargo
                  Bank, N.A.

                  (F)   Amended and Restated Master Mortgage Loan Purchase
                  Agreement, dated as of December 1, 2005, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

                  (G)   Assignment, Assumption and Recognition Agreement, dated
                  March 30, 2006, among Bank of America, National Association,
                  Banc of America Funding Corporation, U.S. Bank National
                  Association and Wells Fargo Bank, N.A.

            10.3  (A)   Flow Sale and Servicing Agreement, dated as of February
                  1, 2004, by and between Bank of America, National Association
                  (as successor in interest to Banc of America Mortgage Capital
                  Corporation) and SunTrust Mortgage, Inc.

                  (B)   Amendment No. 1, dated as of June 1, 2004, by and
                  between Bank of America, National Association and SunTrust
                  Mortgage, Inc.

                  (C)   Master Assignment, Assumption and Recognition Agreement,
                  dated September 1, 2004, by and among of Banc of America
                  Mortgage Capital Corporation, SunTrust Mortgage, Inc., Bank of
                  America, National Association and Wachovia Bank, National
                  Association.

                  (D)   Amendment No. 2, dated as of November 1, 2004, by and
                  between Bank of America, National Association and SunTrust
                  Mortgage, Inc.

                  (E)   Regulation AB Compliance Addendum to the Flow Sale and
                  Servicing Agreement, dated as of January 1, 2006, by and
                  between Bank of America, National Association and SunTrust
                  Mortgage, Inc.

                  (F)   Assignment, Assumption and Recognition Agreement, dated
                  March 30, 2006, among Bank of America, National Association,
                  Banc of America Funding Corporation, U.S. Bank National
                  Association, Wells Fargo Bank, N.A. and SunTrust Mortgage,
                  Inc.

            10.4  (A)   Master Seller's Warranties and Servicing Agreement,
                  dated as of September 1, 2003, by and between Bank of America,
                  National Association (as successor in interest to Banc of
                  America Mortgage Capital Corporation) and National City
                  Mortgage Co.

                  (B)   Amendment No. 1, dated as of July 1, 2004, by and among
                  Banc of America Mortgage Capital Corporation, National City
                  Mortgage Co. and Bank of America, National Association.

                  (C)   Master Assignment, Assumption and Recognition Agreement,
                  dated July 1, 2004, by and among of Banc of America Mortgage
                  Capital Corporation, National City Mortgage Co., Bank of
                  America, National Association and Wachovia Bank, National
                  Association.

                  (D)   Amendment No. 2, dated as of October 1, 2004, by and
                  between National City Mortgage Co. and Bank of America,
                  National Association.

                  (E)   Amendment No. 3, dated as of August 11, 2005, by and
                  between National City Mortgage Co. and Bank of America,
                  National Association.

                  (F)   Regulation AB Compliance Addendum to the Master Seller's
                  Warranties and Servicing Agreement, dated as of January 1,
                  2006, by and between Bank of America, National Association and
                  National City Mortgage Co.

                  (G)   Assignment, Assumption and Recognition Agreement, dated
                  March 30, 2006, among Bank of America, National Association,
                  Banc of America Funding Corporation, U.S. Bank National
                  Association, Wells Fargo Bank, N.A. and National City Mortgage
                  Co.

                            Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BANC OF AMERICA FUNDING CORPORATION

                               By: /s/ Scott Evans
                                   --------------------------

                               Name: Scott Evans

                               Title: Senior Vice President

Date:  March 30, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                             Paper (P) or
Exhibit No.    Exhibit Description                                           Electronic (E)
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1.1            Underwriting Agreement, dated March 28, 2006, between               E
               Banc of America Funding Corporation and Banc of America
               Securities LLC (including exhibits).

4.1            Pooling and Servicing Agreement, dated March 30, 2006, by           E
               and among Banc of America Funding Corporation, Wells
               Fargo Bank, N.A. and U.S. Bank National Association
               (including exhibits).

4.2            Mortgage Loan Purchase Agreement, dated March 30, 2006,             E
               between Banc of America Funding Corporation and Bank of
               America, National Association (including exhibits).

10.1           Servicing Agreement, dated March 30, 2006, between Banc             E
               of America Funding Corporation and Bank of America,
               National Association (including exhibits).

10.2(A)        Master Seller's Warranties and Servicing Agreement, dated           E
               as of January 1, 2003, by and between Bank of America,
               National Association and Wells Fargo Bank, N.A. (as
               successor in interest to Wells Fargo Home Mortgage, Inc.).

10.2(B)        Master Mortgage Loan Purchase Agreement, dated as of                E
               January 1, 2003, by and between Bank of America, National
               Association and Wells Fargo Bank, N.A. (as successor in
               interest to Wells Fargo Home Mortgage, Inc.).

10.2(C)        Master Seller's Warranties and Servicing Agreement, dated           E
               as of March 1, 2005 (as amended and restated on December
               1, 2005) by and between Bank of America, National
               Association and Wells Fargo Bank, N.A.

10.2(D)        Master Mortgage Loan Purchase Agreement, dated as of                E
               March 1, 2005 (as amended and restated on December 1,
               2005) by and between Bank of America, National
               Association and Wells Fargo Bank, N.A.

10.2(E)        Amended and Restated Master Seller's Warranties and                 E
               Servicing Agreement, dated as of December 1, 2005, by and
               between Bank of America, National Association and Wells
               Fargo Bank, N.A.

10.2(F)        Amended and Restated Master Mortgage Loan Purchase                  E
               Agreement, dated as of December 1, 2005, by and between
               Bank of America, National Association and Wells Fargo
               Bank, N.A.

10.2(G)        Assignment, Assumption and Recognition Agreement, dated             E
               March 30, 2006, among Bank of America, National
               Association, Banc of America Funding Corporation, U.S.
               Bank National Association and Wells Fargo Bank, N.A.

10.3(A)        Flow Sale and Servicing Agreement, dated as of February             E
               1, 2004, by and between Bank of America, National
               Association (as successor in interest to Banc of America
               Mortgage Capital Corporation) and SunTrust Mortgage, Inc.

10.3(B)        Amendment No. 1, dated as of June 1, 2004, by and between           E
               Bank of America, National Association and SunTrust
               Mortgage, Inc.

10.3(C)        Master Assignment, Assumption and Recognition Agreement,            E
               dated September 1, 2004, by and among of Banc of America
               Mortgage Capital Corporation, SunTrust Mortgage, Inc.,
               Bank of America, National Association and Wachovia Bank,
               National Association.

10.3(D)        Amendment No. 2, dated as of November 1, 2004, by and               E
               between Bank of America, National Association and
               SunTrust Mortgage, Inc.

10.3(E)        Regulation AB Compliance Addendum to the Flow Sale and              E
               Servicing Agreement, dated as of January 1, 2006, by and
               between Bank of America, National Association and
               SunTrust Mortgage, Inc.

10.3(F)        Assignment, Assumption and Recognition Agreement, dated             E
               March 30, 2006, among Bank of America, National
               Association, Banc of America Funding Corporation, U.S.
               Bank National Association, Wells Fargo Bank, N.A. and
               SunTrust Mortgage, Inc.

10.4(A)        Master Seller's Warranties and Servicing Agreement, dated           E
               as of September 1, 2003, by and between Bank of America,
               National Association (as successor in interest to Banc of
               America Mortgage Capital Corporation) and National City
               Mortgage Co.

10.4(B)        Amendment No. 1, dated as of July 1, 2004, by and among             E
               Banc of America Mortgage Capital Corporation, National
               City Mortgage Co. and Bank of America, National
               Association.

10.4(C)        Master Assignment, Assumption and Recognition Agreement,            E
               dated July 1, 2004, by and among of Banc of America
               Mortgage Capital Corporation, National City Mortgage Co.,
               Bank of America, National Association and Wachovia Bank,
               National Association.

10.4(D)        Amendment No. 2, dated as of October 1, 2004, by and                E
               between National City Mortgage Co. and Bank of America,
               National Association.

10.4(E)        Amendment No. 3, dated as of August  11, 2005, by and               E
               between National City Mortgage Co. and Bank of America,
               National Association.

10.4(F)        Regulation AB Compliance Addendum to the Master Seller's            E
               Warranties and Servicing Agreement, dated as of January
               1, 2006, by and between Bank of America, National
               Association and National City Mortgage Co.

10.4(G)        Assignment, Assumption and Recognition Agreement, dated             E
               March 30, 2006, among Bank of America, National
               Association, Banc of America Funding Corporation, U.S.
               Bank National Association, Wells Fargo Bank, N.A. and
               National City Mortgage Co.